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                                                                   Exhibit 10.17

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-GROSS
                (DO NOT USE THIS FORM FOR MULTI-TENANT PROPERTY)


1.   Basic Provisions ("Basic Provisions")

     1.1 Parties: This Lease ("Lease"), dated for reference purposes only, September 30, 1998 is made by and between Jamboree Associates, a joint venture ("Lessor") and Institute for Biological Research and Development, Inc., a Delaware corporation ("Lessee"), (collectively the "Parties", or individually a "Party").

     1.2 Premises: That certain real property, including all improvements therein to or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 2525 Campus Drive, Irvine, located in the County of Orange, State of California and generally described as (describe briefly the nature of the property) the 30,200 rentable square foot building commonly known as 2525 Campus Drive ("Premises"). (See Paragraph 2 for further provisions.)

     1.3 Term: Ten (10) years and 0 months ("Original Term") commencing [SEE ADDENDUM] ("Commencement Date") and ending [SEE ADDENDUM] ("Expiration Date"). (See Paragraph 3 for further provisions).

     1.4 OMITTED

     1.5 Base Rent: $27,482,00 per month ("Base Rent"), payable on the 1st day of each month commencing in the 1st month of the Original Term [SEE ADDENDUM] (See Paragraph 4 for further provisions.)

/X/ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

     1.6 Base Rent Paid Upon Execution: $27,482.00 as Base Rent for the 1st month of the Original Term.

     1.7 Security Deposit: $26,274.00 ("Security Deposit"). (See Paragraph 5 for further provisions.)

     1.8 Permitted Use: office and lawful related purposes (See Paragraph 6 for further provisions.)

     1.9 Insuring Party: Lessor is the "Insuring Party." $______ is the "Base Premium" (See Paragraph 8 for further provisions.)

     1.10 Real Estate Brokers: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

                                                                      represents
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/ /  Lessor exclusively ("Lessor's Broker"); / / both Lessor and Lessee, and

MARCUS & MILLICHAP                                                    represents
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/X/ Lessee exclusively ("Lessee's Broker"); / / both Lessee and Lessor (See
Paragraph 15 for further provisions.)

     1.11 OMITTED

     1.12 Addenda. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 66 and Exhibits "A", "B", "C" and "D" all of which constitute a part of this Lease.

2.   Premises.

     2.1 Letting. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set


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forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense.

     2.3 Compliance with Covenants, Restrictions and Building Codes. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alternations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessee's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

     2.5      OMITTED

3.   Term.

     3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 Early Possession. [SEE INSERT 1A] the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     3.3 OMITTED

4.   Rent.

     4.1 Base Rent. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

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5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the
Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.   Use. [SEE ADDENDUM]

     6.1 Use. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8 or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties.

     6.2 Hazardous Substances.

          (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonably discretion, deems necessary to protect itself, the public, the Premise and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of

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reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

         (b) Duty to Inform Lessor. if Lessee knows, or has reasonably cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

         (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No terminating, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 Lessee's Compliance with Law. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, relating in any manner to Lessee's specific use of the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and
(iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information [INSERT 2A] including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

     6.4 Inspection; Compliance. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including, but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable


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Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7. Maintenance; Repairs; Utility Installations; Trade Fixtures and Alterations.

     7.1 Lessee's Obligations.

          (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc.),
7.2 (Lessor's obligations to repair), 9 (damage and destruction), 14 (condemnation) [INSERT 2B] Lessee shall, at Lessee's sole cost and expense and at all times, keep the interior of the Premises and every part thereof in good order, condition and repair, (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limitation the generality of the foregoing, all interior surfaces of walls, ceilings, floors, windows and doors. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of, the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

          (b) Lessee shall, at Lessee's sole cost and expense [INSERT 3A]

     7.2 Lessor's Obligations. Upon receipt of written notice of the need for such repairs and subject to Paragraph 13.5 and except for damage by any negligent or intentional act or omissions of Lessee, Lessee's employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage, Lessor shall, subject to reimbursement pursuant to paragraph 53 of the Addendum, keep the foundations, exterior roof and structural aspects of the Premises [INSERT 3B] in good order, condition and repair. Lessor shall not, however, be obligated to paint the exterior surface of the exterior walls or to maintain the windows, doors or plate glass or the interior surface of exterior walls. Lessor shall not, in any event, have any obligation to make any repairs until Lessor receives written notice of the need for such repairs. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of, any needed repairs. [INSERT 3BB]

     7.3 Utility Installations; Trade Fixtures; Alterations.

          (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility


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Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000.

          (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

          (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4 Ownership; Removal; Surrender; and Restoration.

          (a) Ownership. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

          (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor. [INSERT 3C]


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          (c) Surrender/Restoration. [INSERT 3D] Lessee shall surrender the
Premises by the end of the last day of the Lease term or any earlier termination date, with all of the Improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8. Insurance; Indemnity.

     8.1 Payment of Premium Increases.

          (a) Lessee shall pay to Lessor any insurance cost increase ("Insurance Cost Increase") occurring during the term of this Lease. "Insurance Cost Increase" is defined as any increase in the actual cost of the insurance required under Paragraph 8.2(b), 8.3(a) and 8.3(b). ("Required Insurance"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis. "Insurance Cost Increase" shall include, but not be limited to, increases resulting from the nature of Lessee's occupancy, any act or omission or Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, and/or a premium rate increase. If the Parties insert a dollar amount in Paragraph 1.9, such amount shall be considered the "Base Premium." In lieu thereof, if the Premises have been previously occupied, the "Base Premium" shall be the annual premium applicable to the Calendar Year 1994. If the Premises have never been occupied, the "Base Premium" shall be the lowest annual premium reasonably obtainable for the Required Insurance as of the commencement of the Original term, assuming the most nominal use possible of the Premises. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $1,000,000 procured under Paragraph 8.2(b) (Liability Insurance Carried by Lessor). [INSERT 3DD]

          (b) Lessee shall pay any such Insurance Cost increase to Lessor after receipt by Lessee of a copy of the premium statement or other reasonable evidence of the amount due. [INSERT 3E] If the insurance policies maintained thereunder cover other property besides the Premises, Lessor shall also deliver to Lessee a statement of the amount of such Insurance Cost Increase attributable only to the Premises showing in reasonable detail the manner in which such amount was computed. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement or Expiration of the Lease Term.

     8.2 Liability Insurance.

          (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall no, however, limit the


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liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) Carried by Lessor. In the event Lessor is the Insuring Party, Lessor may [INSERT 4A] also maintain liability insurance described in Paragraph 8.2(a) above. In addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3 Property Insurance - Building, Improvements and Rental Value.

          (a) Building and Improvements. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss, but not including plate glass insurance. Said policy or policies shall also contain and agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

          (b) Rental Value. Lessor shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease foe one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount f coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period.

          (c) Adjacent Premises. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

          (d) Tenant's Improvements. Since Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

     8.4 Lessee's Property Insurance. Subject to the requirement of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property. Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under

Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

     8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide," Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor certified copies of, or certificates evidencing the existence and amounts of, the insurance, and with the additional insureds, required under Paragraphs 8.2(a) and 8.4. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable to Lessee to Lessor upon demand.

     8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving party's property arising out of or incident to the perils required to be insured against under Paragraph
8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

     8.7 Indemnity. Except for Lessor's [INSERT 4B] and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises. Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits attorneys' and consultant's fees, expenses and/or liabilities caused in whole by or in party by but only to the extent caused by the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligations on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8 Exemption of Lessor from Liability [INSERT 4C]. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about he Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding

Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9. Damage or Destruction.

     9.1 Definitions.

          (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

          (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

          (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

          (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

          (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as define din Paragraph 6.2(a), in, on, or under the Premises.

     9.2 Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessee's expense repair such damage (but not Lessee's Trade Fixtures or Lessee Owner Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs.

     9.3 Partial Damage - Uninsured Loss. If a Premises Partial damage that is not an Insured Loss occurs, unless caused by a grossly negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice in the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a grossly negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

     9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), exercising such option. if Lessee duly exercises such option during said Exercise Period Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

     9.6 Abatement of Rent; Lessee's Remedies.

          (a) In the event of damage described in paragraph 9 to the Premises or a Hazardous Substance Condition, whether or not Lessor or Lessee repairs or restores the Premises the Base Rent, Real Property Taxes, Insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. if Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either [INSERT 5AA] or the beginning of the actual work on the Premises, whichever first occurs.

     9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) it the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the Event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment, in such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve months.

     9.8 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, ir is not then required to be, used by Lessor under the terms of this Lease.

     9.9 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with [INSERT 5A] respect to the termination of this Lease and hereby waive the provisions of any present of future statute to the extent inconsistent therewith.

10. Real Property Taxes.

     10.1 (a) Payment of Taxes. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises: provided, however, that Lessee shall pay, in addition to rent, the amount, if any by which Real Property Taxes applicable to the Premises increase over the Base Year of 1994 ("Tax Increase"). Subject to Paragraph 10.1(b), payment of any such Tax Increase shall be made by Lessee after receipt of Lessor's written statement setting forth the amount due and the computation thereof [INSERT 5B]. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration.

     (b) Advance Payment. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Tax Increase to be paid in advance to Lessor by Lessee, either (i) in a lump sum amount equal to the amount due no more than twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent [INSERT 5B] if Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated Tax Increase to be paid. When the actual amount of the applicable Tax Increase is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the funds needed to pay the applicable Tax Increase before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Tax Increase as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligation. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

          (c) Additional Improvements. Notwithstanding Paragraph 10.1(a) hereof, Lessee shall pay to Lessor upon demand therefor the entirety to any increase in Real Property Taxes assessed by reason of Alterations of Utility Installations placed upon the Premises by Lessee or at Lessee's request.

     10.2 Definition of "Real Property Taxes". As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether to not contemplated by the Parties. [INSERT 5C]

     10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all f the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installation, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b). 11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12. Assignment and Subletting. [SEE ADDENDUM]

     12.1 Lessor's Consent Required.

          (a) Subject to Section 55 of the Addendum, Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

          (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

          (c) OMITTED

          (d) An assignment or subletting of Lessee's Interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty
(30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (iii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iv) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

     12.2 Terms and Conditions Applicable to Assignment and Subletting.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) after the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

          (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

          (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or any else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

          (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee for sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the current monthly Base Rent, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by letter.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

          (g) The occurrence of a transaction described in Paragraph 12.1(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased to an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the amount required to establish such Security Deposit a condition to Lessor's consent to such transaction.

          (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment structure of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment structure for property similar to the Premises as then constituted.

     12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions hall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein.

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's Interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

          (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

          (c) OMITTED

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. Default; Breach; Remedies.

     13.1 Default; Breach. A Default is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3.

         (a)      The abandonment of the Premises.

         (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of five
(5) days following written notice thereof by or on behalf of Lessor to Lessee.

          (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable of (i) compliance with applicable law per Paragraph 6.3, (ii) the recision of an unauthorized assignment or subletting per Paragraph 12.1(b), (iii) a Tenancy Statement per Paragraphs 16 or 37, (iv) the subordination or non-subordination of this Lease per Paragraph 30, (v) the execution of any document requested under Paragraph 42 (easements), or (vi) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of twenty (20) days following written notice by or on behalf of Lessor to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b), or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to

Lessee within thirty (30) days; provided, however in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligation hereunder was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed; (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, or (iv) a guarantor's refusal to honor the guaranty and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

     13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessee may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided, and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required by subparagraphs

13.1(b), (c), or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c), or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c), or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

          (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 Inducement Recapture In Event Of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after written notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose of written notice specifying wherein such obligation of Lessor has not been performed, provided; however, that if the nature of Lessor's obligation is such that more than thirty
(30) days after such notice are reasonably required for its performance then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within twenty (20) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within twenty (20) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or nay part of the Premises under the power of eminent domain or any payment made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages, provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.  Broker's Fee.

     15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

     15.2 Upon execution of this Lease by both Parties, Lessor shall pay to said Brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Brokers for brokerage services rendered by said Brokers to Lessor in this transaction.

     15.3 OMITTED

     15.4 OMITTED

     15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of ;any dealings or actions of the Indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

     15.6 OMITTED

16. Tenancy Statement.

     16.1 Each Party (as "Responding Party") shall within twenty (20) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the lessee's interest in the prior lease, in the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer of assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein and no other prior or contemporaneous agreement or understanding shall be effective.

23. Notices.

     23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same if addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right to Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law on in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. Subordination; Attornment; Non-Disturbance.

     30.1 Subordination. Subject to Paragraph 30.3, this Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, r other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its

Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquired ownership of the Premises by reason of a foreclosure of a Security Device.

     30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. INSERT 9A

     30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Less and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorney's Fees. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times [INSERT 9B] for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on ht Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). [SEE ADDENDUM]

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents.

     (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

     (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time for consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. OMITTED

38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. Options.

     39.1 Definition. As used in Paragraph 38 the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to purchase the Premise, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     39.2 Options Personal To Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee or Permitted Transferee, while the original Lessee are not assignable (other than to a Permitted Transferee) either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

     39.3 OMITTED

     39.4 OMITTED

40. Multiple Buildings. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees. [INSERT 10A]

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights, dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is as a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is as a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. long they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are as a part.

48. Multiple Parties. Except otherwise expressly provided herein, if more than one person or entity is named herein either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein such Lessor or Lessee.

                           SEE ADDENDUM FOR SIGNATURES

                                   ADDENDUM TO
                 LEASE OF 2525 CAMPUS DRIVE, IRVINE, CALIFORNIA


          This Addendum to Lease (the "Addendum"), is made by and between JAMBOREE ASSOCIATES, a joint venture ("Lessor"), and INSTITUTE FOR BIOLOGICAL RESEARCH AND DEVELOPMENT, INC., a Delaware corporation ("Lessee"), as of the day and year set forth on the first page of the form lease to which this Addendum is attached (the "Form Lease"). The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth in the body of the Form Lease. To the extent that the provisions of this Addendum are inconsistent with the terms and conditions of the Form Lease, the provisions of this Addendum shall control. The Form Lease and this Addendum shall together constitute the "Lease" for purposes hereof.

                              INSERTS TO FORM LEASE

INSERT 1A      Lessor shall provide to Lessee possession and enjoyment of the
               Premises and the non-exclusive use of the "Common Areas" (as defined in Paragraph 49 of the Addendum attached hereto) during the period commencing on the date of execution of this Lease and ending on the expiration or earlier termination of this Lease. During the period commencing on the date of execution of this Lease and ending on the Commencement Date,

INSERT 2A      in Lessee's possession or reasonably available to Lessee,

INSERT 2B      and Lessor's other repair and maintenance obligations under this
               Lease,

INSERT 3A      provide its own janitorial, carpet cleaning, interior window cleaning, plant maintenance, light bulb replacement, interior painting, refuse collection and other interior services.

INSERT 3B      and all other parts of the Premises which are not the obligation of Lessee pursuant to Paragraph 7.1 above,

INSERT 3BB     Notwithstanding anything to the contrary contained in this Lease, the cost of any repair to the structure and/or the foundation of the Premises shall not be deemed to be an Operating Expense and such costs shall be paid by Lessor, at Lessor's sole cost and expense; provided, however, if such repair arises as a result of any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers or invitee, then Lessee shall bear the cost of such re air to the extent the cost of such repair is not covered by any insurance maintained by Lessor pursuant to the terms hereof.

INSERT 3C      Notwithstanding any provision to the contrary, Lessee shall not be obligated to remove from the Premises any of the Lessee
               Improvements or other improvements, fixtures, equipment or other items installed by Lessor, unless such other improvements, fixtures, equipment or other items were installed by Lessor at

               Lessee's request and, at the time of such installation by Lessor, Lessor notified Lessee in writing that Lessor may require such items to be removed by Lessee at the expiration or sooner termination of this Lease.

INSERT 3D      Subject to Lessor's obligations under this Lease, including, without limitation, Lessor's maintenance, repair, alteration and replacement obligations under this Lease,

INSERT 3DD     If during any Comparison Year (defined in Paragraph 53, below)
               Lessor desires to maintain any new insurance coverage, or increase any liability or policy limits or other coverage, which insurance coverage was not maintained during the Base Year, then effective as of the Comparison Year in which Lessor first maintains or increases such insurance and continuing until such time as Lessor ceases to maintain or again decreases such insurance, the initial cost of such insurance shall be deemed to be an Operating Expense. For purposes of determining Lessee's share of such new or increased insurance coverage, the initial cost thereof shall be added to Operating Expenses for the Base
               Year (but only to the extent that the cost thereof exceeds the cost of any insurance maintained during the Base Year which is replaced in whole or in part by such new or increased insurance coverage).

INSERT 3E      and in accordance with Paragraph 53 of the Addendum.

INSERT 4A      I subject to reimbursement pursuant to Paragraph 53 of the
               Addendum,

INSERT 4B      gross negligence, willful misconduct, breach of obligations

INSERT 4C      Except for Lessor's gross negligence, wilful misconduct, breach of obligations and/or breach of express warranties,

INSERT 5A      9.10 TERMINATION. Notwithstanding anything to the contrary contained in this Lease, if (a) there is any damage to the Premises or any Hazardous Substance Condition at the Premises which unreasonably interferes with Lessee's use of or access to or parking for the Premises, (b) such damage or Hazardous
               Substance Condition was not caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers or invitee, (c) such damage or Hazardous Substance Condition takes a period in excess of nine
               (9) months from the date of the occurrence of such damage or Hazardous Substance Condition to repair or remediate, as such date may be extended by the number of days of Force Majeure
               Delays (as defined below) and Lessee Delays (the "Outside Date")
               (provided, however, in no event shall the Outside Date be extended by more than one hundred and twenty (120) days as a sole result of Force Majeure Delays), then Lessee may, at Lessee's option, terminate this Lease by delivering written notice of such termination to Lessor, not earlier than the Outside Date and not later than thirty (30) days after the Outside Date; provided, however, if such written notice of termination by Lessee is not delivered to Lessor within said thirty (30) day period, Lessee's right to terminate this Lease shall be of no further force or effect. For purposes hereof, "Force Majeure Delay" shall mean any delay in the completion of any construction, repair, maintenance, and/or restoration obligations of Lessor hereunder which is attributable to any: (i) delay or failure to perform attributable to any strike, lockout or other labor or industrial disturbance (whether or not on the part of the employees of either party hereto), civil disturbance, future order claiming jurisdiction, act of a public enemy, war, riot, sabotage, blockade, embargo, inability to secure customary materials, supplies or labor through ordinary sources by reason of regulation or order of any government or regulatory body; (ii) delay attributable to the failure of governmental agencies to issue building permits and approvals to the extent that such delays are not attributable to actions or inactions of Lessor or Lessee; (iii) delay not attributable to actions or inactions of Lessor or Lessee in completing plans, repair and/or construction as a result of changes in any laws or building codes or the interpretation thereof from the applicable laws or building codes in effect, or the interpretation thereof, at the time the applicable plans were prepared by Lessor or Lessee; or (iv) delay attributable to lightning, earthquake, fire, storm, hurricane, tornado, flood, washout, explosion, or any other cause beyond the reasonable control of the party from whom performance is required, or any of its contractors or other representatives.

INSERT 5AA     the delivery to Lessee of preliminary plans for the repair or restoration work


INSERT 5B      and in accordance with Paragraph 53 of the Addendum.

INSERT 5C      Notwithstanding any provision to the contrary (a) any obligation of Lessee to pay for any increase in the amount of Real Property
               Taxes shall be subject to Paragraph 53 of the Addendum, and (b) if the amount of the Real Estate Taxes during the Base Year of 1994 shall be reduced under California Proposition 8 or any similar law, then for so long as such reduction remains in effect, the amount of Real Estate Taxes in any Comparison Year
               (as defined in Paragraph 53) shall be reduced by the same amount for the purposes of calculating the portion of such Real Estate
               Taxes to be paid by Lessee.

INSERT 9A      No later than ten (10) business days after the later to occur of
               (a) the execution of this Lease, or (b) the recordation of a deed of trust or mortgage in favor of Eastrich No. 126 Corporation, a Massachusetts corporation ("Eastrich") encumbering the Premises or Common Areas (i) and as a condition to Lessor's obligations hereunder, Lessee shall execute and deliver to Eastrich, an estoppel certificate in form and substance satisfactory to Eastrich and Lessee, and (ii) and as a condition to Lessee's obligations hereunder, Lessor shall deliver to Lessee a non-disturbance agreement executed and acknowledged by Eastrich and Lessor in the form attached hereto as Exhibit "D".

INSERT 9B      after 24 hours prior notice,

INSERT 10A     provided that Lessor has delivered to Lessee a copy of such rules and regulations and that such rules and regulations (a) do not materially interfere with Lessee's use of the Premises or the Common Areas, (b) do not require Lessee to pay or incur any additional monetary obligations or liabilities, and (c) do not burden Lessee more than any other occupant or tenant.

          49. PREMISES. The Premises consist of the building (the "Building") located at 2525 Campus Drive, Irvine, California and is situated in part of a larger project known as the Irvine Technology Center shown on Exhibit "C" attached hereto (the "Project"). The common areas of the Project are also shown on Exhibit "C" attached hereto (the "Common Areas"). For purposes of this Lease, Lessor and Lessee agree that the Building contains a total of 30,200 square feet of rentable floor space.

          50. CONSTRUCTION OF THE LESSEE IMPROVEMENTS.

               (a) DESCRIPTION OF LESSEE IMPROVEMENTS. Lessor and Lessee acknowledge that Lessor shall construct certain improvements to Lessee's Premises (the "Lessee Improvements") as more particularly described in Section 8 of that certain letter dated as of July 7, 1993, from David L. Kray to Marcus & Millichap and the plans prepared by H. Hendy & Associates captioned "Design Drawings" and dated May 14, 1993, as revised on July 13, 1993, a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference (the "Preliminary Plan"). Execution of this Lease by Lessor and Lessee shall be deemed to constitute each party's approval of the matters set forth in the Preliminary Plan. Lessor shall cause the Lessee Improvements to be constructed in a good and workmanlike manner and in compliance with all applicable laws and the Lessee Improvement Plan (as defined below). The understandings and agreements for such construction and payment of Lessor's costs in connection therewith are set forth below.

               (b) SCHEDULE OF APPROVALS. Lessor and Lessee shall use their respective best good faith efforts to cause all working drawings (the "Lessee Improvement Plan") with respect to the Lessee Improvements to be completed by H. Hendy & Associates and approved by Lessee as soon as possible. The Lessee Improvement Plan shall be prepared in accordance with Lessee's requirements, and Lessor's and Lessee's approval of said Lessee Improvement Plan shall not be unreasonably withheld.

               (c) COST OF IMPROVEMENTS. All "Costs" of constructing the Lessee Improvements in accordance with the Lessee Improvement Plan shall be borne by Lessor. As used in this Paragraph 50, the term "Costs" shall mean and refer to all costs incurred by Lessor for the construction of the Lessee Improvements which shall include, but shall not be limited to, cost of equipment, material and labor, management and supervision fees, contractors field overhead and fee, architectural and engineering fees, governmental agency fees, testing and inspection costs, the cost of any requirements regarding construction which are imposed by any federal, state or local governmental entity or agency which are not reflected in the plans and specifications, sales and use taxes, permits, plan check fees, bonds, the costs of preparing the Preliminary Plans and the Lessee Improvement Plan, inspection and approval fees, certificate of occupancy costs, overtime for night and weekend work, and other costs related to the construction of the Lessee Improvements.

               (d) CHANGES IN IMPROVEMENTS. In the event that Lessee desires Lessee Improvements other than or in addition to the Lessee Improvements described in the Lessee Improvement Plan, or if Lessee desires to change the Lessee Improvement Plan for the Lessee Improvements, Lessee shall provide written notice of such proposed change to Lessor for Lessor's prior written approval, which approval shall not be unreasonably withheld. Lessor's approval of such proposed change order shall include an estimate of any additional or decreased Costs resulting from such a change, as well as an estimate of the delay or time-saving involved in complying with such change order. Any net additional Costs caused by such change orders requested by Lessee in writing, to the extent that they are in excess of the Costs to be paid by Lessor to construct the Lessee Improvements in accordance with the Lessee Improvement Plan as set forth above, shall be paid by Lessee to Lessor no later than the later to occur of (i) ten (10) days after Lessor's delivery to Lessee of an invoice therefor, or (ii) as the invoices therefor (as delivered by Lessor to Lessee) become due and payable. That part of the actual time delay in the Commencement Date caused by such change orders requested by Lessee in writing shall be considered a "Lessee Delay" hereunder and any time by which the Commencement Date is accelerated as a result of such change shall be set off against any other Lessee Delay hereunder. Lessor agrees to use reasonable efforts to pursue such change orders without delay and to reasonably work with the contractor so as to avoid any unreasonable Lessee Delay. Notwithstanding anything to the contrary contained in this Lease, upon the Commencement Date, Lessee shall pay to Lessor an additional payment of a sum calculated by multiplying the per them fixed Base Rent applicable during the first (1st) month of the Original Term, as set forth in Paragraph 52 of this Addendum, times the number of days of Lessee Delays.

               (e) COMPLETION OF LESSEE IMPROVEMENTS. The Premises shall be deemed to be "Ready for Occupancy" when all of the following have occurred: (i) Lessor has obtained a temporary certificate of occupancy for the Premises and the Lessee Improvements from the City of Irvine, if required, and (ii) the work of construction of the Lessee Improvements has been substantially completed in accordance with the Lessee Improvement Plan (subject to normal so-called "punch list items" which are mutually approved by Lessor and Lessee) as evidenced by the delivery to Lessee of a certificate of Lessor's architect or space planner. Lessor shall diligently complete as soon as reasonably possible any items of work and adjustment not completed when the Premises are Ready for Occupancy.

               (f) COORDINATION OF WORK WITH LESSEE'S OCCUPANCY. Lessor agrees that Lessee shall have the right to access, occupy and use the Premises during the period that Lessor is constructing and installing the Lessee Improvements (the "Construction Period"), and that Lessor agrees to minimize any disruption of, or interference with, Lessee's access to or operation of its business in the Premises or the safety of Lessee and its employees and other individuals who are in the Premises during the Construction Period. Without limitation on the generality of the foregoing, Lessor agrees as follows: (i) Lessor and its contractors) shall be available for weekly meetings with Lessee and Lessee's construction consultant ("Lessee's Consultant"), and shall give to Lessee at such meetings a report on the status of the work and a proposed schedule and plan for the future work by Lessor and its contractor (Lessee shall pay the entire cost of Lessee's Consultant); (ii) Lessor's work schedule and plan shall be subject to the mutual approval of Lessor, Lessee and Lessee's Consultant and shall provide for scheduling and planning the Lessor's work in a manner that minimizes the interference with Lessee's access to, and operating its business in, the Premises, and protecting the safety of Lessee and its employees and other individuals in the Premises; (iii) without limitation on the generality of the foregoing (A) Lessor's work shall be conducted in phases mutually approved by Lessor and Lessee, and Lessor shall install appropriate barriers reasonably approved by Lessee to protect Lessee and its employees and other individuals in the Premises against Lessor's work, including, without limitation, any dust or smoke related to such work; and (B) Lessor shall perform all demolition of walls, sawcutting of floors and new exterior windows, replacement of the roof-top heating, ventilating and air conditioning system and any work involving the use of low-impact guns during the hours of 5:00 p.m. and 7:00 a.m. Monday through Friday and at any time on Saturday, Sunday and public holidays and pursuant to a schedule mutually acceptable to Lessor and Lessee; and (iv) Lessor and its contractor shall provide reasonable access to Lessee and Lessee's Consultant to inspect all work by Lessor and its contractor, provided that such inspections shall not interfere with Lessor's work and shall be solely for Lessee's benefit and shall not relieve Lessor of its obligation to assure that its work is performed in accordance with this Lease. Lessee agrees to cooperate with Lessor and to make such portions of the Premises available to Lessor in order that Lessor may construct the Lessee Improvements in a timely and orderly manner. Any interference by Lessee with Lessor's construction of the Lessee Improvements in accordance with the schedule approved by Lessor and Lessee shall constitute a Lessee Delay.

          51. COMMENCEMENT DATE. Notwithstanding the commencement date set forth in Paragraph 1.3 of the Form Lease, the "Commencement Date" shall be the later of (a) the date which is four (4) months after the date of execution of this Lease, or (b) the date upon which the Premises are Ready for Occupancy. The Original Term of the Lease shall end on that date which is ten (10) years after the Commencement Date. At the request of either party, Lessor and Lessee shall execute a letter agreement setting forth the actual Commencement Date and expiration date hereof.

          52. RENT.

               (a) Subject to Lessor's obligation to provide the rent abatement as set forth in Paragraph 64, Lessee shall pay to Lessor as Base Rent for the Premises, monthly payments as follows:


Months 1 through 30 of            $27,482.00 per month, or $0.91 per square foot per month
the Original Term

Months 31 through 60              $28,690.00 per month, or $0.95 per square foot per month
of the original Term

Months 61 through 90              $30,502.00 per month, or $1.01 per square foot per month
of the Original Term

Months 91 through 120             $32,012.00 per month, or $1.06 per square foot per month
of the Original Term


               (b) Lessor and Lessee acknowledge that the Base Rent set forth in Paragraph 52(a) shall be the monthly fixed Base Rent paid by Lessee to Lessor pursuant to the terms of this Lease for the Original Term hereof. The first monthly fixed Base Rent payment has been received by Lessor, as set forth in Paragraph 1.6 of the Form Lease. The second fixed monthly Base Rent payment shall be due and payable on the first day of the second (2nd) full month after the Commencement Date (the "First Rent Payment Date") and shall also include a payment of a pro rata portion of the monthly fixed Base Rent for any partial month prior to the First Rent Payment Date and subsequent to the Commencement Date. For purposes hereof "Base Rent" shall mean the monthly fixed payment of rent. The term "rent" shall mean Base Rent plus operating costs, taxes and all other amounts to be paid by Lessee pursuant to the terms of this Lease.

          53. OPERATING EXPENSE INCREASE.

               (a) For purposes of this Lease, the following terms shall be defined as follows:

                    (i) "Lessee's Building Share" shall be equal to 100%.

                    (ii) "Lessee's Project Share" shall be equal to 12.13% for Project Operating Expenses incurred with respect to both Phase I and Phase II of the Project, and 22.26% for Project operating Expenses incurred with respect to Phase I only of the Project.

                    (iii) "Base Year" shall be the calendar year 1994.

                    (iv) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year. Lessee's Building Share of Building

Operating Expense Increase (as defined below) and Lessee's Project Share of Project Operating Expense Increase (as defined below) for the first and last Comparison Years of the term of the Lease shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

                    (v) "Project Operating Expense" shall mean all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for the operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Common Areas, including, but not limited to, the following:

                         (1) The Common Areas, including their surfaces,
coverings, decorative items, parking areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, and common area lighting facilities.

                         (2) All plumbing, electrical and sprinkler systems.

                         (3) Janitorial and security services.

                         (4) The cost of the premiums for the liability and
property insurance policies attributable to the common areas.

                         (5) The amount of the real property taxes attributable
to the common areas, subject to the limitations set forth in this Paragraph 53.

                         (6) The cost of water, sewer, gas, electricity, and
other publicly mandated services to the Common Areas.

                         (7) Labor, salaries and applicable fringe benefits and
costs, materials, supplies and tools, used in maintaining and/or cleaning the Common Areas and accounting and a management fee attributable to the operation of the Project.

                         (8) Replacing and/or adding improvements where such
replacement or addition is mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants).

                         (9) Costs of any capital improvements made to the
Common Areas which improvements actually reduce Project Operating Expenses (limited to the amount of actual savings realized) amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants).

                    (vi) "Building Operating Expense" shall mean all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for the operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Building, including, but not limited to, the following:

                         (1) The cost of performing Lessor's obligations under
Paragraph 7 of the Form Lease (except as otherwise provided in Paragraph 7).

                         (2) The cost of the premiums for the liability and
property insurance policies to be maintained by Lessor pursuant to the terms of Paragraph 8 of the Form Lease.

                         (3) The amount of the real property taxes to be paid by
Lessor pursuant to the terms of Paragraph 10.1 of the Form Lease, subject to the other terms of this Lease.

                         (4) Labor, salaries and applicable fringe benefits and
costs, materials, supplies and tools, used in maintaining and/or cleaning the Building and accounting and a management fee attributable to the operation of the Building.

                         (5) Loading and unloading areas, all heating, air
conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used for the Premises, including fire detection systems including sprinkler system maintenance and repair.

                         (6) Building exteriors and roofs.

                         (7) Replacing and/or adding improvements (other than
improvements to the structure or foundations of the Building) where such replacement or addition is mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants).

                         (8) Costs of any capital improvements (other than
improvements to the structure or foundations of the Building) made to the Building which improvements actually reduce Building Operating Expenses (limited to the amount of actual savings realized) amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants).

                    (vii) Notwithstanding anything to the contrary contained in this Addendum and/or in the Form Lease, Building Operating Expenses and/or Project Operating Expenses shall not include any of the following costs:

                         (1) Any ground lease rentals;

                         (2) Costs incurred by Lessor for the repair of damage
to the Building and/or to the Common Areas to the extent that Lessor is reimbursed by insurance proceeds;

                         (3) Costs, including permit, license and inspection
costs, incurred with respect to the installation of improvements for lessees or occupants of the Building or in other part(s) or the Project, or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for lessees or other part(s) of the Project other than in the Common Areas;

                         (4) Depreciation, amortization and interest payments,
except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by Lessor to enable Lessor to supply services Lessor might otherwise contract for with a third party where such depreciation, amortization, and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied;

                         (5) Leasing commissions, attorneys' fees, space
planning costs, and other costs and expenses in connection with negotiations or disputes with present or prospective lessees or occupants of the Building or other part(s) of the Project;

                         (6) Expenses in connection with services or other
benefits which are not offered to Lessee but which are provided to other lessees of the Project;

                         (7) Costs incurred by Lessor due to the violation by
Lessor or any lessees (other than Lessee) of the terms and conditions of any lease of space in the Building or other part(s) of the Project;

                         (8) Overhead and profit increments paid to Lessor or to
subsidiaries or affiliates of Lessor for goods and/or services in the Building to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

                         (9) Interest, principal, points and fees on debts or
amortization of any mortgage or mortgages or any debt instrument encumbering the Building or any other part or interest in the Project;

                         (10) Any compensation paid to clerks, attendants or
other persons in commercial concessions operated by Lessor or in the parking concession at the Project except wherever Lessee is granted its parking privileges;

                         (11) All items and services for which Lessee or any
lessee in the Building or in another part of the Project reimburses Lessor (other than through payment of a tenant's share of building operating expenses and/or project operating expenses) or which Lessor provides selectively to one or more lessees or occupants (other than Lessee) without reimbursement;

                         (12) Costs arising from Lessor's charitable or
political contributions;

                         (13) Capital costs for sculpture, painting or other
objects or art;

                         (14) Lessor's general corporate overhead and general
and administrative expenses that are not directly related to the Project (except salaries, benefits and other compensation of employees whose time is divided between or among more than one Project, and only provided that such salaries, benefits and other compensation is included in Building Operating Expenses and/or Project Operating Expenses pro rata based on the portion of such employee's time spent working on the Building and/or the Project);

                         (15) Costs arising from the gross negligence or wilful
misconduct of Lessor or other tenants;

                         (16) Costs arising from repairs of latent defects in
the base, shell or core of the Building;

                         (17) Except for the specific capital costs described in
Paragraphs 53(a)(v) and/or 53(a)(vi), any costs of a capital nature, including, but not limited to, capital improvements, capital repairs, capital equipment, and capital tools, all as determined in accordance with generally accepted accounting principles and sound management practices consistently applied, or any reserves or sinking funds for any such capital costs; and

                         (18) Except as otherwise specifically provided in
Paragraphs 53(a)(v) and/or 53(a)(vi), any costs of a recurring nature which were incurred by Lessor in the Base Year but were not included in Project Operating Expenses or Building Operating Expenses for the Base Year, unless the inclusion of such costs in Project Operating Expenses or Building Operating Expenses does not result in a net increase in Project Operating Expenses or Building Operating Expenses paid by Lessee on account of a reduction in other expenses or a redetermination by Lessor of how Project Operating Expenses or Building Operating Expenses are calculated and charged.

               (b) Lessee shall pay to Lessor during the term of this Lease, in addition to the Base Rent (i) Lessee's Building Share of the amount by which all Building Operating Expenses for each Comparison Year exceeds the amount of all Building Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Building Operating Expense Increase", and (ii) Lessee's Project Share of the amount by which all Project Operating Expenses for each Comparison Year exceeds the amount of all Project Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Project Operating Expense Increase".

               (c) Lessee's Building Share of Building Operating Expense Increase and Lessee's Project Share of Project Operating Expense Increase shall be payable by Lessee within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Building Share of the Building Operating Expense Increase and/or Lessee's Project Share of Project Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the term of this Lease, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Building Share of Building Operating Expense Increase and/or Lessee's Project Share of Project Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Building Share of the actual Building Operating Expense Increase and/or Lessee's Project Share of the actual Project Operating Expense Increase incurred during such year. If Lessee's payments under this subparagraph during said Comparison Year exceed Lessee's share as indicated on said statement, Lessee shall, at Lessee's option, either be entitled to credit the amount of such overpayment against Lessee's Building Share of Building Operating Expense Increase and/or Lessee's Project Share of Project operating Expense Increase next falling due, or receive payment from Lessor in the amount of such overpayment within thirty (30) days after written demand therefor from Lessee. If Lessee's payments under this subparagraph during said Comparison Year were less than Lessee's share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within thirty (30) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Building Operating Expense Increase, and/or Project Operating Expense Increase notwithstanding that the term of this Lease may have terminated before the end of such Comparison Year.

               (d) In the event the occupancy of the Project during the Base Year or any Comparison Year is less than ninety-five percent (95%), then Project Operating Expenses for that Base Year and Comparison Year shall be "grossed up" to that amount of Project Operating Expenses that, using reasonable projections, would normally be expected to be incurred during the Base Year or Comparison Year if the Building and the Project were ninety-five percent (95%) occupied during the Base Year and Comparison Year, as determined under generally accepted accounting principles consistently applied. Only those expenses that are affected by variations in occupancy levels shall be grossed up.

               (e) Notwithstanding any other provision in this Lease to the contrary, for the first (lot) three (3) years of the Original Term of this Lease, the term "Real Property Taxes" shall not include that increased portion of real property taxes payable with respect to the Premises which is imposed as a result of a. sale of Lessor's interest in the Premises during the first (1st) three (3) years of the Original Term of this Lease. Effective as of the commencement of the fourth (4th) year of the Original Term, the real property taxes payable by Lessee hereunder shall by adjusted to market.

               (f) Lessor shall use only those expenses directly attributable to the Premises and the Common Areas, as the case may be, for the calculation of Building Operating Expenses and Project Operating Costs, as the case may be. To the extent that Lessor is unable to charge expenses for the Project separately to the Building and/or the Common Areas, Lessor may allocate expenses on a ro rata basis based on the rentable square footage of the Premises divided by the total rentable square footage for the buildings in the Project benefitting from a particular expenditure by Lessor. Lessor may include any expenses incurred pursuant to this subparagraph in the estimated expenses calculated by Lessor pursuant to Paragraph 53(c) above, and Lessee shall pay such additional amount as provided in Paragraph 53(c) above.


               (g) Lessor hereby grants to Lessee the non-exclusive right to use the Common Area. Subject to reimbursement pursuant to Paragraph 53 of the Addendum, Lessor shall operate, maintain, repair and replace, in neat, clean, safe, good order and condition, the Project, including the Common Areas, subject to Lessee's maintenance obligations with respect to the Premises that are expressly set forth in this Lease, and except for damage by any grossly negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers or invitees, in which event Lessee shall pay for the cost of the repair of such damage to the extent the cost of the repair of such damage is not covered by the insurance maintained by Lessor pursuant to the terms of this Lease. Subject to reimbursement pursuant to Paragraph 53 of the Addendum, Lessor shall pay all real estate taxes and assessments and other obligations secured by any or all of the Project. Subject to reimbursement pursuant to Paragraph 53 of the Addendum, Lessor shall maintain the same types and amounts of property and liability insurance coverage for the Common Areas, other than the Premises as the types and amounts of property and liability insurance coverage that Lessor and/or Lessee is obligated to maintain for the Premises pursuant to the terms of this Lease.

               (h) Within ninety (90) days following Lessee's receipt of any statement of Building operating Expenses and/or Project Operating Expenses for any Comparison Year, Lessee may, so long as Lessee gives written notice to Lessor within said ninety (90) day period, cause an audit by an independent, certified public accountant or other qualified person or entity of Lessor's books and records pertaining to Building operating Expenses and/or Project Operating

Expenses for the Base Year, the Comparison Year which is the subject of Lessor's statement and the immediately preceding Comparison Year. Such independent certified public accountant or other qualified person or entity shall be subject to the prior reasonable approval of Lessor. Within fifteen (15) days after Lessor's receipt of such notice from Lessee, Lessor shall makes its books and records available for audit by such independent, certified public accountant or other qualified person or entity at Lessor's office. Upon completion of the audit, Lessee shall promptly deliver to Lessor the written results of such audit. If Lessor has in fact overcharged Lessee for Lessee's share of Building Operating Expenses and/or Project Operating Expenses, then Lessee shall receive a credit in the amount of such overcharge against the next installment of Building Operating Expenses and/or Project Operating Expenses. If Lessor has in fact undercharged Lessee, then no later than thirty (30) days after the earlier to occur of completion of such audit or Lessor's delivery to Lessee of written notice, Lessee shall pay to Lessor the amount of such undercharge. Any such audit shall be conducted at the sole cost and expense of Lessee; provided, however, if Lessor has in fact overcharged Lessee by an amount in excess of five percent (5%) then Lessor shall pay the reasonable cost of such independent, certified public accountant or other qualified person or entity. If Lessor has in fact overcharged Lessee, and Lessee did not initially request an audit of the Building Operating Expenses and/or Project Operating Expenses for the Comparison Year immediately preceding the Comparison Year which is the subject of Lessor's current statement, then Lessee may, within ninety (90) days following the completion of the initial audit, cause an audit of the Building operating Expenses and/or Project operating Expenses for such preceding Comparison Year in accordance with the audit procedures described above. Lessor shall maintain records of all Building operating Expenses and Project Operating Expenses for the Base Year until the 90th day after the expiration or termination of this Lease and for the entirety of the two (2) year period following Lessor's delivery to Lessee of the statement setting forth Lessee's share of Building Operating Expenses and Project Expenses in any Comparison Year.

          54. ASSIGNMENT OF WARRANTIES. Lessor hereby assigns to Lessee all warranties against defective workmanship and materials as may be received by Lessor from the contractor(s) of the Premises and the Lessee Improvements (collectively, "Improvements") to the extent that such warranties cover any defects in any of the Improvements which Lessee is required to repair hereunder. Lessee may proceed in its own name as the assignee of any such warranties or, at the request of Lessee and at Lessor's sole cost and expense, Lessor agrees to cause the enforcement of the warranties so assigned to Lessee. As a matter with respect to which Lessor is to incur no obligation, Lessor hereby advises Lessee that the warranty period for all of Lessor's work of construction will be one (1) year from the date of filing of the notice of completion for such work.

          55. ASSIGNMENT AND SUBLETTING. In connection with any proposed assignment or sublease, Lessee shall submit to Lessor in writing: (i) the name of the proposed assignee or sublessee; (ii) such information as to the proposed assignee's or sublessee's financial responsibility and standing as Lessor may reasonably require; and (iii) all of the material terms and conditions upon which the proposed assignment or subletting is to be made. If for any assignment or sublease Lessee received rent or other consideration (after deducting all reasonable costs of (a) free rent, tenant improvements and allowances provided to such assignee or sublessee, (b) brokerage commissions and marketing costs, and (c) the Base Rent paid to Lessor by Lessee subsequent to the "Start Date" (as defined below) and prior to the effective date of the assignment, provided however that such period shall not exceed four (4) months) either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion (the "Excess Rent"), Lessee shall pay one-half
(1/2) of such Excess Rent to Lessor promptly after its receipt. For purposes hereof, the "Start Date" shall mean the later of W thirty (30) days after Lessee notifies Lessor in writing that it intends to employ a broker to market the space, and in the event of a sublease, such notice shall also describe in reasonable detail the portion of the Premises which Lessee intends to sublease, (ii) the date which Lessee commences to market the space with such broker, and (iii) the date that Lessee vacates the space and thereafter does not reoccupy the space (unless Lessee intends to sublet only a portion of the Premises, in which case the condition set forth in this clause (iii) shall not apply). Lessee shall bear, at its cost, any brokerage commissions, tenant improvement expenses and all other expenses pertaining to such assignment or sublease. In no event shall the consideration to be received by Lessee pursuant to such assignment or sublease depend in whole or part on the income or profits derived by any person from the Premises within the meaning of Section 512(b)(3)(B)(ii) of the Internal Revenue Code of 1986, as amended. Notwithstanding anything to the contrary contained in this Lease, Lessee may assign or sublet its interest in this Lease or in the Premises, or any portion thereof, without Lessor's consent, to (collectively, a "Permitted Transfer") (i) any corporation or other person or entity which at the time such assignment or sublease and at all times thereafter controls, is controlled by or is under common control with the original Lessee, (ii) any corporation or other person or entity resulting from the merger or consolidation or other reorganization with the original Lessee, (iii) any corporation or other person or entity which acquires all or substantially all of the assets of Lessee in connection with the business conducted at the Premises as a going concern and continues to operate the business conducted by Lessee at the Premises, or (iv) any corporation or other person or entity which acquires all or any part of the stock of Lessee and continues to operate the business conducted by Lessee at the Premises (collectively, a "Permitted Transferee"); provided that in connection with any such Permitted Transfer, said assignee or sublessee assumes, in full, the obligations of Lessee under this Lease. Any assignment or sublease to a Permitted Transferee shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease (if Lessee exists after such assignment or subletting) or the sublease are materially amended or modified without notifying Lessee or anyone liable on this Lease or the sublease and without obtaining their consent the consent of whom shall not be necessary, and Lessee (if Lessee exists after such assignment or subletting) shall continue to remain liable under the terms of this Lease or any such sublease, as this Lease or such sublease may from time to time be amended or modified.

          56. SIGNS. Notwithstanding the provisions of Paragraph 34 of the Form Lease, Lessee hereby agrees to comply with the sign program of the City of Irvine and further agrees to pay any and all costs of signage required in connection with this Lease and Lessee's use of the Premises. Provided that Lessee obtains all permits and approvals required by the City of Irvine, Lessee shall have the right, at Lessee's sole cost and expense, to maintain all existing signage of Lessee at the Building as of the date of the execution of this Lease. Except for the signs permitted under Paragraph 32 of the Form Lease, no person or entity other than Lessee (including Lessor) shall have any right to place or maintain any signs on the Building (including on the roof of the Building).

          57. LIMITATION ON LESSOR'S LIABILITY. Notwithstanding any provisions to the contrary set forth in this Lease, Lessor shall not in any event or at any time be personally liable for the payment or performance of any obligation required or permitted of Lessor pursuant to this Lease or in any document executed in connection herewith. In the event of any breach or default by Lessor under this Lease or any such document, the sole recourse of Lessee shall be against Lessor's interest in the Premises, and no attachment, execution, writ or other process shall be Bought or obtained, and no judicial proceeding shall be initiated by or on behalf of Lessee against Lessor personally or Lessor's assets except with respect to Lessor's interest in the Premises.

          58. OPTION TO EXTEND.

               (a) Lessee shall have one (1) option (the "Option") to extend the Original Term of this Lease for a period of sixty (60) months (the "Option Term"). The Option to extend the Original Term of this Lease may be exercised only in the event that Lessee is not in material default under this Lease. Notwithstanding the foregoing, if Lessee is in default under this Lease during the period Lessee is otherwise entitled to exercise the Option, then Lessee may still exercise the option provided that Lessee cures such default within the cure period provided under this Lease, if any. If Lessee fails to cure any such default within the cure period provided under this Lease, if any, then Lessee's exercise of the Option shall automatically be deemed revoked. The period of time for Lessee to exercise the Option shall not be extended as a result of Lessee being in default during such exercise period. The Option must be exercised by notice in writing of such exercise (the 'Option Notice"), delivered by Lessee to Lessor not earlier than fifteen (15) months and not later than nine (9) months prior to the end of the Original Term. Lessee's failure to deliver the Option Notice within the time-period set forth above shall be deemed to constitute Lessee's waiver of the Option.

               (b) The monthly Base Rent payable by Lessee during the Option Term shall be equal to ninety-five percent (95%) of the "market rate" prevailing for comparable space in the immediate vicinity of the Building including the Project, at the time of the commencement of the Option Term. For purposes hereof, the "market rate" prevailing for comparable space shall mean and refer to the rate then being charged or projected to be charged to tenants for non-renewal and non-expansion space, similarly improved, taking into consideration annual rental rates per rentable square foot, the type of escalation clauses, (including, but not without limitation, fixed and CPI adjustments), the length of the relevant term, the extent of services to be provided to the premises and any other relevant conditions. Without limiting the generality of the foregoing, in the event the market rate provides for rental increases, then the monthly Base Rate payable during the Option Term shall be Similarly increased. Notwithstanding the foregoing, in no event shall the monthly Base Rent payable during the Option Term be less than the monthly Base Rent payable during the last month of the Original
Term. The parties shall have thirty (30) days after Lessor receives the option Notice in which to agree on the monthly Base Rent payable during the Option Term. If the parties agree on such monthly Base Rent, they shall immediately execute an amendment to this Lease stating the new monthly Base Rent. If the parties are unable to agree on the monthly Base Rent within the above-stated period, then no later than ten (10) business days after the expiration of such thirty (30) day period, Lessee shall have the right to rescind its exercise of the Option by delivering written notice of such rescission to Lessor within such ten (10) business day period. Lessee's failure to deliver such notice of rescission within the time period set forth above shall be deemed to constitute Lessee's waiver of such right. If the parties are unable to agree on the monthly Base Rent within the above-stated period and Lessee waives or is deemed to have waived its right to rescind its exercise of the Option, then either party shall have the option to submit the issue to arbitration by delivering written notice to the other party. Within twenty (20) days after such notice is delivered by either party to the other party, each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years' full time commercial appraisal experience in the vicinity of the Project to appraise and set the monthly Base Rent for the Option Term. If a party does not appoint an appraiser within the time allotted, the single appraiser appointed shall be the sole appraiser and shall set the monthly Base Rent for the Option Term. If two appraisers are appointed by the parties as stated in this paragraph, they shall meet and promptly attempt to set the monthly Base Rent for the Option Term. If the two appraisers are unable to agree within thirty
(30) days after the second appraiser has been appointed, the two appraisers shall, within ten (10) days, elect a third appraiser meeting the qualification set forth herein. Each of the parties shall bear one-half (1/2) of the cost of appointing the third appraiser and paying the third appraiser's fee. Within thirty (30) days after the selection of the third appraiser, the monthly Base Rent for the Option Term shall be determined by a majority of the appraisers.

          59. PARKING. During the Original Term of this Lease and any extensions thereof, Lessor agrees to provide four (4) standard vehicular parking spaces per 1,000 square feet of rentable floor space of the Premises (the "Parking Spaces") free of charge for Lessee's use. The Parking Spaces shall be unassigned and located in the area set forth on Exhibit "B' attached hereto.

          60. HOLDING OVER. Lessee shall have no right to retain possession of the Premises or any part thereof beyond the expiration or sooner termination of this Lease without the written consent of Lessor. If Lessor does not object to Lessee's holding over, then this Lease shall continue as a tenancy from month-to-month on the terms and conditions contained herein and at one hundred twenty-five percent (125%) of the rent in effect immediately preceding the expiration or sooner termination of this Lease.

          61. EARLY TERMINATION. Provided that Lessee is not in material default under this Lease, Lessee shall have the right to terminate this Lease effective as of the end of the commencement of the sixtieth (60th) month of the Original Term (the "First Termination Right") or effective as of the ninetieth (90th) month of the Original Term (the "Second Termination Right"). Notwithstanding the foregoing, if Lessee is in default under this Lease during the period Lessee is otherwise entitled to exercise the applicable termination right, then Lessee may still exercise the applicable termination right provided that Lessee cures such default within the cure period provided under this Lease, if any. If Lessee fails to cure any such default within the cure period provided under this Lease, if any, then Lessee's exercise of the applicable termination right shall automatically be deemed revoked. The period of time for Lessee to exercise the applicable termination right shall not be extended as a result of Lessee being in default during such exercise period. In order to exercise the First Termination Right or the Second Termination Right, as applicable, Lessee shall
(a) deliver to Lessor a notice in writing of such exercise (the "Termination Notice") no earlier than fifteen (15) months and no later than nine (9) months prior to the commencement of (i) the sixtieth (60th) month of the Original Term with respect to the First Termination Right, or (ii) the ninetieth (90th) month of the Original Term with respect to the Second Termination Right, and (b) concurrently with such Termination Notice, pay to Lessor the Termination Fee (as defined below), in cash or by cashier's or corporate check. Lessee's failure to deliver the Termination Notice within the time-period set forth above shall be deemed to constitute Lessee's waiver of the First Termination Right or the Second Termination Right, as applicable. For purposes of this Lease, the "Termination Fee" shall be $150,000.00 with respect to the First Termination Right, and $100,000.00 with respect to the Second Termination Right. If Lessee exercises a termination right, then no later than the effective date of such termination, Lessee shall surrender the entire Premises to Lessor free and clear from all occupancies and in accordance with the terms of Paragraph 7.4 of the Form Lease.

          62. SECURITY DEPOSIT. Lessor and Lessee acknowledge that as of the date hereof, Lessee has deposited with Lessor a security deposit pursuant to the terms of the Existing Lease. Upon the execution of this Lease, such security deposit held by Lessor under the existing Lease shall be deemed to be the security deposit required under Paragraphs 1.7 and 5 of the Form Lease.

          63. TERMINATION OF EXISTING LEASE. Upon the execution of this Lease, the Existing Lease shall be deemed irrevocably and unconditionally terminated and of no further force or effect, except for any indemnity obligations expressly surviving such termination.

          64. FREE RENT. Provided that Lessee is not in Breach under this Lease, then commencing as of the date of Lessor's receipt of all permits required to construct the Lessee Improvements, and continuing until the date the Commencement Date would have occurred but for Lessee Delays (the "Rent Abatement Period"), Lessor hereby agrees to abate the monthly fixed rent paid by Lessee to Lessor pursuant to the terms of this Lease. Lessee shall during the Rent Abatement Period pay all rent other than fixed monthly rent (e.g., Lessee's share of operating costs, taxes, insurance, etc.) that would have been payable by Lessee during such period under the terms of the Existing Lease as if the Existing Lease were still in full force and effect.

          65. ALLOWANCE. Provided that Lessee is not in Breach under this Lease, then (a) subject to Lessor's receipt of invoices setting forth the expenses incurred by Lessee in detail reasonably satisfactory to Lessor, Lessor shall reimburse Lessee in the amount of $16,250.00 on the date two (2) months after the date of execution of this Lease and $16,250.00 on the Commencement Date for the removal and reinstallation of Lessee's furniture system, and (b) concurrently with the execution hereof, Lessor shall pay to H. Hendy & Associates the sum of $2,500.00 for architectural services rendered to Lessee.

          66. PAINT AND CARPETING. Provided that Lessee is not in Breach under this Lease, then within thirty (30) days after Lessee's delivery of written notice to Lessor (which notice may only be delivered after the sixtieth (60th) month of the original Term of this Lease), Lessor shall commence and thereafter complete the repainting and recarpeting of the Premises in accordance with building standard.

          IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year set forth on the first page of the Form Lease.


Address for notices to                 LESSOR:
Lessor:
                                       JAMBOREE ASSOCIATES,
c/o Bowers Perez Associates            a joint venture
811 W. 7th Street, Suite 320
Los Angeles, CA  90017                 By: Copley Investors Limited
Attn: Donald E. Bowers                 Partnership, a Delaware
                                       limited partnership

                                       By:  Copley Management Limited
                                            Partnership, a Delaware limited
                                            partnership, its general partner

                                            By:  Copley Advisors, Inc., a
                                                 Massachusetts corporation,
                                                 its managing partner


                                                 By: /s/ James D. Flynn
                                                    ----------------------------
                                                    Its Managing Director

                                            By:  Jamboree Partners
                                                 a California general
                                                 partnership, a Joint Venturer


                                                 By:  /s/ Donald E. Bowers
                                                    ----------------------------
                                                    Donald E. Bowers, a partner

Address for notices to                      LESSEE:
Lessee:
                                            INSTITUTE FOR BIOLOGICAL
                                            RESEARCH
2525 Campus Drive                           AND DEVELOPMENT, INC., a Delaware
Irvine, CA 92715                            corporation

                                            By:  /s/ Thomas Lehrl
                                               ---------------------------------
                                               Its:  Executive VP
                                                   -----------------------------